UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2020

Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	The NASDAQ Stock Market, LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Abraxas Petroleum Corporation, a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”), originally due on May 11, 2020, in reliance on the SEC’s Order Under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From The Reporting and Proxy Delivery Requirements For Public Companies, Release No. 34-88465, dated March 25, 2020 (the “Order”). As such, the Company will be relying upon the 45-day extension period provided by the Order to delay filing the Quarterly Report.

As previously reported in the Current Report on Form 8-K, dated March 31, 2020 (the “Prior Form 8-K”), the Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the outbreak and spread of the COVID-19 coronavirus pandemic (“COVID-19”). These disruptions include, but are not limited to, office closures, communication issues between the Company and its professional advisors, and the unavailability of key Company personnel required to prepare the Company’s financial statements for the quarter ended March 31, 2020, due to suggested and mandated social quarantining and work from home orders. The disruptions in staffing, communications, and access to personnel have resulted in delays, limited support, and insufficient review. Such delays have been further exacerbated by delays which occurred in connection with the preparation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for the same reasons described above. The Company has also been delayed in preparing the Quarterly Report due to delays in obtaining information from third parties who have similarly been unavailable and impacted by COVID-19. This has, in turn, delayed the Company’s ability to complete its financial reporting process and prepare the Quarterly Report.

Considering the impact of these factors, the Company will be unable to compile and review certain information required to file the Quarterly Report by May 11, 2020, the original filing deadline, without unreasonable effort or expense. As such, the Company will be relying on the Order and will be making use of the 45-day grace period provided by the Order to delay filing of its Quarterly Report. The Company intends to file the Quarterly Report as soon as possible, but no later than June 25, 2020, 45 days after the original filing deadline of its Quarterly Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Steven P. Harris

Steven P. Harris

Vice President, Chief Financial Officer

Dated: May 7, 2020